TREASURY STOCK PURCHASE PROGRAM	12 Months Ended
Feb. 23, 2013
Equity [Abstract]
TREASURY STOCK PURCHASE PROGRAM

NOTE 10—TREASURY STOCK PURCHASE PROGRAM

On June 24, 2010, the Board of Directors of the Company adopted and announced a new annual share purchase program authorizing the Company to purchase up to $70 of the Company’s common stock. Stock purchases will be made primarily from the cash generated from the settlement of stock options. This annual authorization program replaced the previously existing share purchase program and expired June 30, 2011.

During fiscal 2011, the Company purchased 0.2 shares under the previously existing share purchase program at an average cost of $12.97 per share. The Company did not purchase any shares during fiscal 2013 or 2012.